Filed Pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

Distillate International Fundamental Stability & Value ETF (DSTX)

December 14, 2020

Supplement to the
Statement of Additional Information (“SAI”)
dated December 9, 2020

Effective only for December 14, 2020, the following supplements the section entitled “Purchase and Redemption of Shares in Creation Units — Procedures for Purchase of Creation Units” on page 25 of the SAI:

In addition, orders to purchase Shares directly from the Fund on the same Business Day may be placed for one or more Creation Units by 4:00 p.m. Eastern time, which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units for the same Business Day is received and accepted is referred to as the “Order Placement Date.”

Please retain this Supplement with your SAI for future reference.